Exhibit 10.1

CELLULAR BIOMEDICINE GROUP, INC.

SUBSCRIPTION  AGREEMENT

This Subscription Agreement  (the “Agreement”)  is entered into by and between Cellular Biomedicine  Group, Inc., a Delaw are corporation ( the “Company”), and the undersigned investor (“Purchaser”).

NOW, THEREFOR E,  in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Purchaser hereby agree as follows:

1. Purc hase of Common Stock.

(a) Subject to the terms and conditions of this Agreement,  the Purchaser hereby subscribes for the number of shares of the Company’s Common Stock (as defined below ) set forth on the signature page of this Agreement  (the “Shares”) at a purchase price of $6.70 per Share (such price per share, the “Purchase Price,” and the total amount to be paid for the Shares, the “Subsc ription Amount”).  Fractional shares of Common Stock w ill not be issued, and the number of shares of Common Stock to be issued in respect of a given Subs cription Amount w ill be reduced to the nearest w hole share.  The offering, purchase and sale of the Shares shall be referred to herein as the “Offering.”

(b) The Company is initially offering a total of up to 1,492,537shares of Common Stock for aggregate proceeds of up to $10,000,000 (“Maximum Offering Amount”). The “Offering Expiration Date” shall be August 31, 2014, provided however, the Company may at its sole discretion elect to extend this date by up to an additional 60 calendar days.

2. Closing.

(a) On or prior to the applicable  Closing Date (as defined below ), Purchaser shall deliver or cause to be delivered  the follow ing  in accordance with the subscription procedures described in Sec tion 2(b) below :

(i) a completed and duly executed copy of this Agreement;

(ii) a completed and duly executed Statement of Investor Status attached as Exhibit  A hereto (“Statement of Investor Status”);

(iii) an amount equal to the Subscription Amount, in the form of a w ire transfer of immediately  available  funds to the Company (as defined below ), in accordance w ith the Company’s w ritten instructions.

(b) The Purchaser shall deliver or cause to be delivered  the closing deliveries described above to the Company by electronic mail (.pdf) to each of the following recipients:

(i)	Tony Liu, Chief Financial Officer
Cellular Biomedicine Group, Inc.
tony.liu@c ellbiomed group.c om

(ii)	Sarah Williams, Esq.
Ellenoff Grossman & Schole LLP at
sw illiams@egsllp.c om

You may also hand deliver your signed subscription documents to an officer of the Company, or mail printed and w et-ink signed versions of your subscription documents to:

Cellular  Biomedicine  Group, Inc.
530 University  Avenue,  #17
Palo Alto, CA 94301
Attn:  Tony Liu, Chief Financial Officer
Telephone:   (650) 566-5064

(c) This Agreement  sets forth various representations, warranties, covenants and agreements of the Company and the Purchaser, as the case may be, all of which shall be deemed made, and shall be effective without further action by the Company and the Purchaser, immediately  upon the Company’s acceptance of the Purchaser’s subscription and shall thereupon be binding  upon the Company and the Purchaser.  All representations, warranties, and covenants contained in this subscription agreement shall survive the closing.  Acceptance shall be evidenced only be execution of this Agreement by the Company on its signature page attached hereto and the Company shall have no obligation  hereunder to the Purchaser until the Company shall have delivered  to the Purchaser a fully executed copy of this Agreement.   Upon acceptance of the Purchaser’s subscription, the Company shall deliver to Purchaser, a certificate representing the Shares (which shall be issued in the name described in the Statement of Investor Status) on t he applicable  Closing Date.  The Purchaser shall w ire the subscription price at closing, provided that the Purchaser is notified of the closing date with not less than three days notice by the Company.

(d) The purchase and sale of the Securities shall be consummated on or before August 31, 2014 (“Offering Expiration  Date”); provided, how ever, that the Company reserves the right to extend the Offering Expiration  Date for up to an additional  60 calendar days w ithout notice. The Company may conduct one or more additional  closings on dates it may select, for additional  amounts aggregating up to the Maximum Offering Amount (the Initial Closing and each subsequent closing is referred to herein is referred to as a “Closing,”  and the date of each respective Closing,  a “Closing Date”).

3. Company Representations  and Warranties .  The Company hereby represents and w arrants that, as of the date of the Confidential  Private Placement which accompanies this Agreement,  a copy of w hich has been delivered  to the Purchaser (the “Memor andum”),  and as of the Closing Date applicable  to the Purchaser.

(a) Organization  and Business.  The Company is a corporation duly organized,  validly  existing and in good standing under the law s of the State of Delaw are and has all requisite corporate pow er and authority to carry on its business as now conducted and as proposed to be conducted.  The Company has tw o direct subsidiaries: (i) Cellular  Biomedicin e Group Ltd., a British  Virgin  Islands company, and (ii) EastBridge  Investment Corp., a Delaw are corporation, through which it owns and controls the entities  (collectively,  the “Company Entities”)  described in the “Corporate Structure” diagram set forth in the Memorandum.   The Company and each Company Entity is duly qualified  as a foreign corporation to do business and is in good standing in every jurisdiction  in which its ow nership or use of property or the nature of the business conducted by it makes such qualification  necessary except w here the failure to be so qualified  or in good standing would not have a Material Adverse Effect.

(b) Capitalization.

(i) The authorized capital stock of the Company consists of 350,000,000 shares of which, 50,000,000 shares are designated as Preferred Stock, par value $0.001 per share (the “Preferred Stoc k”), none of which are issued and outstanding; and 300,000,000 shares are designated as Common Stock, par value $0.001 per share (the “Common Stoc k”), of w hich 7,580,831 shares are issued and outstanding.  Of this total number issued and outstanding, 764,281 shares are issued and outstanding under the Company’s Amended  and Restated 2011 Incentive Stock Option Plan (the “2011 Plan”), and 649,290 shares are issued and outstanding under the 2013 Incentive Stock Option Plan (the "2013 Plan").  The Company is authorized to issue up to 780,000 shares in connection w ith aw ards under the 2011 Plan and up to 1,000,000 shares in connection w ith aw ards under the 2013 Plan.  A true and correct list of the Common Stock beneficially  held by the Company’s officers, directors, and 5% shareholders (w ithout taking into consideration the shares of Common Stock issued in connection w ith the Offering), is set forth in the Memorandum.

(ii) All of the outstanding shares of Common Stock issued since the closing of the Company’s merger w ith Cellular  Biomedicin e  Group Ltd. (BVI) on February 6, 2013 (the “Merger”)  have been issued in compliance w ith all applicable  federal and state securities law s and are duly authorized  and have been validly  issued, fully paid and non - assessable.

(iii) No shares of capital stock of the Company are subject to preemptive rights or any other similar rights of anyone or any mortgage, lien, title claim, assignment, encumbrance, security interest, adverse claim, contract of sale, restriction on use or transfer (other than restrictions on transfer under applicable  state and federal securities law s or “blue sky” or other similar  law s (collectively,  the “Sec urities  Law s”)) or other defect of title of any kind (each, a “Lien”) imposed through the actions or failure to act of the Company.  Except as disclosed in the Memorandum:  (i) there are no outstanding options, w arrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character w hatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company, or arrangements by w hich the Company is or may become bound to issue additional  shares of capital stock of the Company, (ii) there are no agreements or arrangements under w hich the Company is obligated  to register the sale of any of its or their securities under the Securities  Act of 1933, as amended (the “ Sec urities Ac t”) and (iii) there are no anti-dilutio n  or price adjustment provisions contained in any security issued by the Company (or in any agreement providing  rights to security holders) that w ill be triggered by the issuance of the Securities.

(c) Authorization;  Enforceability.   All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization,  execution and delivery  of the Agreement,  the performance of all obligations  of the Company under the Agreement,  and the authorization,  issuance, sale and delivery of the Securities has been taken, and the Agreement constitutes a legal, valid and binding obligation  of the Company, enforceable against the Company in accordance w ith its terms, except to the extent limited  by applicable bankruptcy, insolvency, reorganization,  moratorium or other law s of general app lication  affecting enforcement of creditors’ rights and general principles  of equity that restrict the availability  of equitable  or legal remedies.

(d) Valid  Issuance.  The Shares being acquired by the Purchaser hereunder, w hen issued, sold and delivered  in accordance w ith the terms of this Agreement for the consideration expressed herein, w ill be duly and validly  issued, fully paid, and non -assessable, and w ill be free of Liens other than restrictions on transfer under this Agreement.

(e) Litigation.   There is no action, suit, proceeding or investigation  pending or, to the Company’s know ledge, currently threatened against the Company or any Company entity.  Neither the Company nor any Company Entity is a party or subject to the provisions  of any order, w rit, injunction,  judgment or decree of any court or government agency or instrumentality.   There is no action, suit, proceeding or investigation  by the Company or any Company Entity currently pending or that the Company or any Company Entity intends to initiate.

(f) No Conflict.  The execution, delivery  and performance of this Agreement, and the other agreements entered into by the Company in connection w ith the Offering (the “Transac tion Doc uments”) and the consummation by the Company of the transactions contemplated hereby and thereby w ill not: (i) conflict w ith or result in a violation  of any provision of the charter or by-law s of the Company or any Company Entity or (ii) violate  or conflict w ith, or result in a breach of any provision of, or constitute a default (or an event w hich w ith notice or lapse of time or both could become a default) under, or give to others any rights of termination,  amendment,  acceleration or cancellation  of, any agreement, indenture, patent, patent license or instrument to w hich the Company or any Company Entity is a party, or (iii) result in a violation  of any law , rule, regulation,  order, judgment or decree (including federal and state securities law s and regulations  and regulations  of any self-regulatory  organizations  to w hich the Company or any Company Entity or its of their securities are subject) applicable  to the Company or by w hich any property or asset of the Company is bound or affected.  None of the Company or any Company Entity is in violation  of its charter, bylaw s, or other organizational  documents. None of the Company or any Company Entity is in default (and no event has occurred w hich w ith notice or lapse of time or both could put the Company or such Company Entity in default) under, and none of the Company or any Company Entity has taken any action or failed  to take any action that w ould give to others any rights of termination,  amendment, acceleration or cancellation  of, any Material Agreement (as defined below ).  The business of the Company is not being conducted in violation  of any law , rule, ordinance or regulation  of any governmental entity, except for possible violations  w hich w ould not, individually  or in the aggregate, have a Material Adverse Effect.  Except for filings  pursuant to Regulation  D of the Securities Act, and applicable state securities law s, w hich have been made or w ill be made by the Company in the required time thereunder, the Company is not required to obtain any cons ent, authorization  or order of, or make any filing  or registration w ith, any court, governmental agency, regulatory agency, self regulatory organization  or stock market or any third party in order for it to execute, deliver or perform any of its obligations  under this Agreement  or any Transaction Document in accordance w ith the terms hereof or thereof or to issue and sell the Securities in accordance w ith the terms hereof.

(g) Financial Statements of CBMG  BVI.   A true and complete copy of the Company’s audited financial statements for the fiscal years ended December 31, 2013 and 2012 (the “Financ ial Statements”) are attached to the Memorandum.  The Financial Statements, in all material respects, fairly present the financial condition and operating results of the Company as of the dates, and for the periods, indicated  therein.

(h) Tax Matters.   The Company and each Company Entity has made, filed, or filed extension for, all federal, state and foreign income and all other tax returns, reports and declarations  required by any jurisdiction  to w hich it is subject and has paid all taxes and other governmental assessments and charges, show n or determined to be due on such returns, reports and declarations,  except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to w hich such returns, reports or declarations  apply.  All such tax returns and reports filed on behalf of the Company or such Company Entity w ere complete and correct and w ere prepared in good faith without willful misrepresentation.   Except as disclosed in the Memorandum, there are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction,  and the officers of the Company know of no basis for any such claim.  None of the Company or any Company Entity has executed a w aiver with respect to the statute of limitations relating to the assessment or collection  of any foreign, federal, state or local tax.

(i) Certain Transac tions.  Except as disclosed in the Memorandum,  there are no loans, leases, royalty agreements or other transactions between: (i) the Company or any of its respective customers or suppliers, and (ii) any officer, employee,  consultant or director of the Company or any person owning five percent (5%) or more of the ownership interests of the Company or any member of the immediate  family of such officer, employee,  consultant, director, stockholder or owner or any corporation or other entity controlled by such officer, employee, consultant, director, stockholder or owner, or a member of the immediate  family of such officer, employee,  consultant, director, stockholder or owner.

(j) No General Solicitation.   Neither the Company nor any person participating  on the Company’s behalf in the transactions contemplated hereby has conducted any “general solicitation,”  as such term is defined in Regulation  D promulgated  under the Securities Act, w ith respect to any securities offered in the Offering.

(k) No Integrated Offering.  Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly  made any offers or sales in any security or solicited any offers to buy any security under circumstances that w ould require registration under the Securities Act of the issuance of the Securities.  The issuance of the Securities w ill not be integrated (as defined in Rule 502 of the Securities Act) w ith any other issuance of the Company’s securities (past, current or future) that w ould require registration under the Securities  Act of the issuance of the Securities.

(l) Offering.  Subject to the accuracy of the Purchaser’s representations  and w arranties in Section 4 of this Agreement,  and the accuracy of other purchasers’ representations and w arranties in their respective subscription agreements, the offer, sale and issuance of the Securities in the Offering, constitute transactions exempt from or not subject to the registration requirements  of Section 5 of the Securities  Act and from the registrat ion or qualification requirements  of applicable  state securities law s, and neither the Company nor any authorized agent acting on its behalf w ill take any action hereafter that would cause the loss of such exemption.

(m) SEC Documents; Financ ial Statements .  Since October 31, 2012, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it w ith the SEC pursuant to the reporting requirements  of the Securities  Exchange Act of 1934 as amended (“Exc hange Ac t”) (all of the foregoing filed prior to the date hereof and all exhibits  included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter  referred to as the “SEC Doc uments”).

(n) Absence of Certain Changes.  Except as disclosed in the Memorandum, since October 31, 2012, there has not been: (i) any material adverse change in the business, assets, liabilit ies,  operations, or condition (financial or otherw ise) or of the Company; (ii) any material damage or destruction to, or loss of, or sale of, any material asset of the Company or any Company Entity, outside of the ordinary course of business; (iii) any declaration  or payment of any dividend  or other distribution  of assets of the Company or any Company Entity to its stockholders, or the adoption or consideration of any plan or arrangement w ith respect thereto; or (iv) any other event or condition of any character that could reasonably be expected to have a Material Adverse Effect.  None of the Company or any Company Entity has taken any steps to seek protection pursuant to any law or statute relating  to bankruptcy, insolvency,  reorganization, receivership, liquidation  or winding up, nor does the Company or any Company Entity have any know ledge or reason to believe  that any of their respective creditors intend to initiate  involuntary bankruptcy proceedings or any actual know ledge of any fact which would reasonably lead a creditor to do so.

(o) Conduct of Business; Regulatory Permits .  None of the Company or any Company Entity is in violation  of (a) any term of or in default under its Organizational Documents or (b) any Applicable  Law s.  Since October 31, 2012, (i) the Common Stock has been listed or designated for quotation on the Principal Market, (ii) trading in the Common Stock has not been suspended by the SEC or the Principal Market and (iii) the Company has received no communication,  w ritten or oral, from the SEC or the Principal Market regarding the suspension or delisting  of the Common Stock from the Principal Market. The Company and each Company Entity possesses all certificates, authorizations  and permits issued by the appropriate regulatory authorities  necessary to conduct their respective businesses, except w here the failure to possess such certificates, authorizations  or permits w ould not have, individually  or in the aggregate, a Material Adverse Effect, and the Company has not received any notice of proceedings relating to the revocation or modification  of any such certificate, authorization  or permit.

(p) Absence of Litigation.   Except as set forth in the Memorandum,  there is no action, suit, proceeding, inquiry or investigation  before or by any court or Governmental Authority  pending or, to the know ledge of the Company, threatened against the Company , any Company Entity, or any officers or directors thereof. There is not in effect any order, judgment, decree, injunction  or ruling of any Governmental Authority against, relating  to or affecting the Company,  any Company Entity, or any officer or director thereof, enjoining,  barring, suspending, prohibiting  or otherw ise limiting  the same from conducting or engaging in any aspect of the business of the Company.  None of the Company or any Company Entity is in default under any order, judgment,  decree, injunction  or ruling of any Governmental Authority,  nor is the Company or any Company Entity subject to or a party to any order, judgment, decree or ruling arising out of any action, suit, arbitration  or other proceeding under any Applicable  Law s, respecting antitrust, monopoly,  restraint of trade, unfair competition or similar matters.

(q) Intellec tual Property Rights .  The Company ow ns or possesses adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, original w orks, inventions, licenses, approvals, governmental authorizations,  trade secrets and other intellectual  property rights and all applications  and registrations  therefor (“Intellec tual  Property Rights ”) reasonably necessary to conduct its businesses as now conducted and as presently proposed to be conducted.  The Company has no know ledge of any infringement  by the Company or any Company Entity of Intellectual Property Rights of any other Person.  There is no claim, action or proceeding being made or brought, or to the know ledge of the Company or any Company Entity, threatened against the Company, regarding Intellectual Property Rights.  The Company and each Company Entity has taken reasonable  security measures to protect the secrecy, confidentiality  and value of all of its Intellectual Property Rights.

(r)Definitions.   For purposes of this Agreement:

(i) “Applic able  Law s” means all applicable  provisions  of all (i) constitutions, treaties, statutes, law s, rules, regulations  and ordinances of any Governmental Authority and all common law duties, (ii) Consents of any Governmental Authority and (iii) orders, w rits, decisions, rulings, judgments or decrees of any Governmental Authority  binding upon, or applicable  to, the Company, the Company Entities  or Purchaser, as the case may be.

(i) “Company Information” means information about the Company’s business included in the Memorandum.

(iii) “Consents” means all consents, approvals, authorizations,  w aivers, permits, grants, franchises, licenses, findings of suitability,  exemptions  or orders of, or any registrations, certificates, qualifications,  declarations  or filings  w ith, or any notices to, any Governmental Authority or other Person.

(iv) “Eligible  Market” means The New York Stock Exchange, the NYSE Amex, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market the OTC Bulletin  Board, or OTCQB.

(v) “Governmental  Authority”  means any nation or government, and any state or political  subdivision thereof, any entity exer cising executive, legislative,  judicial, regulatory or administrative  functions of or pertaining  to government (including  the SEC and any court, tribunal or arbitrator(s) of competent jurisdiction,  and any other stock exchange or self - regulatory organization,  including  the OTC Bulletin  Board, OTC Markets Inc. and the Pink OTC Markets, Inc.

(vi) “Material  Adverse Effect” means any material adverse effect on the business, operations, assets (including  intangible  assets), liabilit ies  (actual or contingent), financial condition, or prospects of the Company and the Company Entities,  taken as a w hole, or on the transactions contemplated hereby.

(vii) “Organization  Documents” means, collectively,  w ith respect to any Person that is an entity, the articles of incorporation,  certificate of incorporation, certificate of formation, articles of organization,  bylaw s, limited  liabilit y  company agreement, operating agreement, partnership agreement and similar  organizational  documents of such Person, as applicable.

(viii) “Person” means any entity, corporation, company, association, joint  venture, joint stock company, partnership, trust, organization,  individual  (including personal representatives, executors and heirs of a deceased individual),  nation, state, government (including  agencies, departments, bureaus, boards, divisions  and instrumentalities  thereof), trustee, receiver or liquidator,  as w ell as any syndicate or group that w ould be deemed to be a Person under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.

(ix) “Principal Market” means the Eligible  Market on w hich the Common Stock is primarily  listed on or quoted for trading, w hich, as of the date of this Agreement and the Closing Date, shall be the OTC Bulletin  Board.

4. Purchaser Acknow ledgements  and Representations .   In connection w ith the purchase of the Shares, Purchaser represents and w arrants as of the Closing Date applicable  to the Purchaser and/or acknow ledges, to the Company, the follow ing:

(a) Acceptance.  The Company may accept or reject this Agreement and the number of Shares subscribed for hereunder, in w hole or in part, in its sole and absolute discretion. The Company has no obligation  to issue any of the Shares to any person who is a resident of a jurisdiction  in w hich the issuance of the Shares w ould const itute a violation  of the Securities Laws.

(b) Irrevocability.  This Agreement is and shall be irrevocable,  except that the Purchaser shall have no obligations  hereunder to the extent that this Agreement  is rejected by the Company. Purchaser has the right to demand repayment of subscription price if subscription is not confirmed w ithin 30 days after all application  materials  have been received by the Company.

(c) Binding.   This Agreement  constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance w ith its terms, except to the extent limited  by applicable  bankruptcy, insolvency, reorganization,  moratorium or other law s of general application  affecting enforcement of creditors’ rights and general principles  of equ ity that restrict the availability  of equitable  or legal remedies.

(d) No Governmental Review .  No federal or state agency has made any finding or determination  as to the fairness of the Offering for investment, or any recommendation or endorsement of the Shares. The Purchaser understands that neither the SEC nor any state securities commission has approved or disapproved of the Shares or passed upon or endorsed the merits of the Offering and has not been review ed by any federal, state or other regulatory authority.

(e) Voting  Power.  The Shares issued to the Purchaser are entitled to one vote per share.  The Shares do not entitle the Purchaser to preemptive rights.

(f) Professional Advice; Investment Experience.   The Company has made available  to the Purchaser, or to the Purchaser’s attorney, accountant or representative,  all documents that the Purchaser has requested, and the Purchaser has requested all documents and other information  that the Purchaser has deemed necessary to consider respecting an investment in the Company.  The Company has provided answ ers to all questions concerning the Offering and an investment in the Company.  The Purchaser has carefully considered and has, to the extent the Purchaser believes  necessary, discussed w ith the Purchaser’s professional technical, legal, tax and financial advisers and his/her/its  representative (if any) the suitability  of an investment in the Company for the Purchaser’s particular tax and financial situation.  All information the Purchaser has provided to the Company concerning the Purchaser and the Purchaser’s financial position is, to Purchaser’s know ledge, correct and complete as of the date set forth below , and if there should be any material adverse change in such information prior to the acceptance of this Agreement  by the Company, the Purchaser w ill immediately  provide such information to the Company.  The Purchaser, either alone or together w ith its advisors, has such know ledge, skill, and experience in technical, business, financial,  and investment matters so that he/she/it is capable of evaluating  the merits and risks of an investment in the Shares.  To the extent necessary, the Purchaser has retained, at his/her/its  ow n expense, and relied upon, appropriate professional advice regarding the technical, investment, tax, and legal merits and consequences of this Agreement and ow ning the Shares.  The Purchaser is not relying on the Company, or any of its respective employees  or agents w ith respect to the legal, tax, economic and related considerations  of an investment in any of the Shares and the Purchaser has relied on the advice of, or has consulted w ith, only its ow n advisors.

(g) Use of Proceeds. The Purchaser acknow ledges and understands that the proceeds from the sale of the Shares w ill be used as described in the Memorandum.

(h) No Minimum  Offering Amount.  The Purchaser understands that there is no minimum amount w hich must be raised before the Company holds an initial  closing of this Offering and that the Company w ill not have enough money to implement  its business plan unless it raises a substantial percentage of the Offering amount.

(i) Brokers and Finders.  Other than participating  finders w ith respect to the Company for purposes of this transaction, no person w ill have, as a result of the transactions contemplated by this Agreement,  any valid right, interest or claim against or upon the Company or the Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Purchaser.  The Purchaser acknow ledges that it is purchasing the Shares directly from the Company and not from the participating  finder. The Purchaser further acknow ledges and understands that in consideration for its services for the Offering, the participating  finder shall receive the finder fees disclosed in the Memorandum.

(j) Investment Purpose.  Purchaser is purchasing the Shares for investment for his, her or its ow n account only and not w ith a view to, or for resale in connection w ith, any “distribution”  thereof w ithin the meaning  of the Securities  Act.  Purchaser further represents that he/she/it does not presently have any contract, undertaking, agreement or arrangement w ith any person to sell, transfer or grant participations  to such person or to any third person, w ith respect to any of the Shares.  If the Purchaser is an entity, the Purchaser represents that it has not been formed for the specific purpose of acquiring the Shares.  Purchaser acknow ledges that an investment in the Shares is a high-risk, speculative investment.

(k) Reliance on Exemptions.  Purchaser understands that the Shares are being offered and sold to it in reliance upon specific exemptions  from the registration requirements  of United  States federal and state securities law s and that the Company is relying upon the truth and accuracy of, and the Purchaser’s compliance w ith, the representations, w arranties, agreements, acknow ledgments and understandings of Purchaser set forth herein in order to determine  the availabilit y  of such exemptions  and the eligibility  of the Purchaser to acquire the Shares.

(l) Restricted Securities.  Purchaser understands that the Shares are “restricted securities” under applicable  Securities Law s and that, pursuant to these law s, Purchaser must hold the Shares indefinitely  unless they are registered w ith the U.S. Securities and Exchange Commission  and qualified  by state authorities,  or an exemption from such registration and qualification  requirements is available.   Purchaser acknow ledges that the Company has no obligation  to register or qualify the Shares for resale. Purchaser  further  acknow ledges  that  if  an  ex empt ion  from  reg istrat ion  or  qualif icat ion  is available, it may b e cond it ioned on var io us requ irements inc lud ing, but not lim ited t o, the t ime and manner of sale, the hold ing per iod for the Shares, and requirements relat ing to the Company w hich are outside of the Purchaser’s control, and w hich the Company is under no oblig at ion and may not be able to satisfy.

(m) Professional Advice.  The Company has not received from its legal counsel, accountants or professional advisors any independent  valuation  of the Company or any of its equity securities, or any opinion as to the fairness of the terms of the Offering or the adequacy of disclosure of materials  pertaining  to the Company or the Offering.

(n) Risk of Loss.  The Purchaser has adequate net w orth and means of providing for his/her/its current needs and personal contingencies  to sustain a complete loss of the investment in the Company at the time of investment, and the Purchaser has no need for liquidity in the investment in the Shares.  The Purchaser understands that an investment in the Shares is highly risky and that he/she/it could suffer a complete loss of his/her/its investment.

(o) Information.  The Purchaser understands that any plans, estimates and projections, provided by or on behalf of the Company,  involve significant  elements of subjective judgment and analysis  that may or may not be correct; that there can be no assurance that such plans, projections or goals w ill be attained; and that any such plans, projections and estimates should not be relied upon as a promise or representation of the future performance of the Company.   The Purchaser acknow ledges that the Company nor anyone acting on the Company’s behalf makes any representation or w arranty, express or implied,  as to the accuracy or correctness of any such plans, estimates and projections, and there are no assurances that such plans, estimates and projections  w ill be achieved.  T he Purchaser understands that the Company’s technology is new and untested and has not been commercialized  and that there is no guarantee that the technology w ill be successfully commercialized.   The Purchaser understands that, because the technology is new and product or therapeutic candidates  have not been commercialized,  all the risks associated w ith the technology are not now known.

(p) Exclusive Reliance on Private Placement Memorandum.   Before investing in the Offering, the Purchaser has fully review ed the Memorandum,  and has been given the opportunity to ask questions of the Company about the technology and the Company’s business and the Purchaser has received answ ers to those questions.  In making an investment decision, the Purchaser has relied solely upon the information set forth and provided in the Memorandum.  The Purchaser understands and acknow ledges that the Company has not authorized  any translated versions of the Memorandum,  and for all purposes the original  Company-issued  English version of the Memorandum shall be the controlling version.

(q) Authorization;  Enforcement.  Each Transaction Document to w hich a Purchaser is a party: (i) has been duly and validly  authorized,  (ii) has been duly executed and delivered  on behalf of the Purchaser, and (iii)  w ill constitute, upon execution and delivery  by the Purchaser thereof and the Company, the valid  and binding  agreements of the Purchaser enforceable  in accordance w ith their terms, except to the extent limited  by applicable  bankruptcy, insolvency, reorganization,  moratorium or other law s of general application  affecting enforcement of creditors’ rights and general principles  of equity that restrict the availability  of equitable  or legal remedies.

(r) Accredited Investors.  The Purchaser is an “accredited investor” as that term is defined in Rule 501(a) under Regulation  D promulgated  pursuant to the Securities Act, and the statements and representations  in the Statement of Investor Status attached as Exhibit  A hereto;

(s) Residency.  If the Purchaser is an individual,  then Purchaser resides in the state or province identified  in the address of such Purchaser set forth in the Statement of Investor Status executed by the Purchaser; if the Purchaser is a partnership, corporation, limited  liability company or other entity, then the office or offices of the Purchaser in w hich its principal place of business is identified  in the address or addresses of the Purchaser set forth in the Statement of Investor Status.

(t) Communication of Offer. The Purchaser w as contacted solely by the Company or an employee  thereof w ith respect to a potential investment in the Shares.  The Purchaser is not purchasing the Shares as a result of any “general solicitation”  or “general advertising,” as such terms are defined in Regulation  D of the Securities  Act, w hich includes,  but is not limited  to, any advertisement,  article, notice or other communication regarding the Shares published in any new spaper, magazine  or similar media or on the internet or broadcast over television,  radio or the internet or presented at any seminar or any other general solicitation  or general advertisement.  The Purchaser acknow ledges no Placement Agent solicited this transaction.

(u) No Conflicts.  The execution, delivery and performance by the Purchaser of this Agreement and the consummation by the Purchaser of the transactions contemplated hereby w ill not (i) result in a violation  of the organizational  documents of the Purchaser (if the Purchaser is an entity), (ii) conflict w ith, or constitute a default (or an event w hich w ith n otice or lapse of time or both w ould become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation  of, any agreement, indenture or instrument to w hich the Purchaser is a party, or (iii) result in a violation  of any law , rule, regulation,  order, judgment or decree (including  federal and state securities law s) applicable  to the Purchaser.

(v) Organization.   If the Purchaser is an entity, it is duly organized, validly existing and in good standing under the law s of the jurisdiction  of its organization  w ith the requisite corporate or partnership pow er and authority to enter into and to consummate the transactions contemplated by the applicable  Transaction Documents and otherw ise to carry out its obligations  hereunder and thereunder.  If the Purchaser is an entity, the execution, delivery  and performance by the Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or, if the Purchaser is not a corporation, such partnership, limited  liability  company or other applicable  like action, on the part of the Purchaser.

(w ) No Other Representations.   Other than the representations  and w arranties contained herein,  such Purchaser has not received and is not relying  on any representation, warranties or assurances as to the Company, its business or its prospects from the Company or any other person or entity. The Purchaser has not been furnished w ith any oral representation or oral information in connection w ith the offering of the Shares that is not contained in, or is in any w ay contrary to or inconsistent with, statements made in this Agreement.

5.           Covenants.  In addition  to the other agreements and covenants set forth herein, the applicable  parties hereto covenant as follows:

(a) Use of Proceeds.  The Company will use the net proceeds from the Offering for working capital and general corporate purposes which are described in the Memorandum.

(b) Uplisting.   If the Company qualifies,  or can reasonably take appropriate actions to qualify,  the Company shall use commercially  reasonable efforts to apply for listing on The NASDAQ  Stock Market (“NASDAQ”),  or such other exchange as agreed to by the Company.

(c) Registration  Rights.

(i) Company Registration.   The Company w ill use commercially reasonable efforts to prepare and file a registration statement w ith the Securities and Exchange Commission (“SEC”) on Form S-1 covering the registration of the Shares w ithin 90 days after the Offering Expiration  Date, and to cause such registration statement to be declared effective by the SEC.

(ii) Piggybac k Registration  Rights .  The Company agrees that if, after the date hereof, the Board shall authorize the filing  of a registration statement under the Securities Act (other than a registration statement (i) filed in connect ion w ith an offering of securities to employees  or directors of the Company pursuant to any employee stock option or other benefit plan, (ii) filed on Form S-4 or S-8 or any successor to such forms, (iii) for an exchange offer or offering of securities solely to the Company’s existing security holders, (iv)  for a dividend reinvestment plan, or (v) solely in connection w ith a merger, share capital exchange, asset acquisition,  share purchase, reorganization,  amalgamation,  subsequent liquidation,  or other similar  business transaction that results in all of the Company’s shareholders having the right to exchange their common stock for cash, securities or other property of a non -capital raising bona fide business transaction) in connection w ith the proposed offer of any of its securities by it or any corporation w ith w hich it may combine or merge subsequent to the Offering, the Company shall: (A) promptly notify the Purchaser that such registration statement w ill be filed and that the Shares purchased pursuant to this Agreement and then held by the Purchaser (hereinafter  the “Registrable  Sec urities”) w ill be included in such registration statement at such Purchaser’s request; (B) cause such registration statement to cover all of such Registrable  Securities issued to such Purchaser for w hich such Purchaser requests inclusion;  (C) use reasonable best efforts to cause such registration statement to become effective as soon as practicable; and (D) take all other reasonable action necessary under any Federal or state law or regulation  of any governmental  authority to permit all such Registrable  Securities that have been issued to such Purchaser to be sold or otherw ise disposed of, and w ill maintain  such compliance w ith each such Federal and state law and regulation  of any governmental authority for the period necessary for such Purchaser to promptly effect the proposed sale or other disposition,  but no later than the date that, assuming compliance w ith all of the requirements  of Rule 144 promulgated  under the Securities Act, the Purchaser w ould be entitled  to sell all the Registrable  Securities pursuant to Rule 144 w ithout limitation.   If the Purchaser desires to include in such registration statement all or any part of the Registrable  Securities held by him/her/it,  he/she/it shall, w ithin tw enty (20) days after the above-described  notice from the Company, so notify the Company in w riting. Such notice shall state the intended method of disposition  of the Registrable  Securities  by the Purchaser.  If the Purchaser decides not to include all of his/her/its Registrable  Securities  in any registration statement thereafter filed by the Company,  the Purchaser shall nevertheless continue to have the right to include any Registrable  Securities  in any subsequent registration statement or registration statements as may be filed by the Company w ith respect to offerings of its securities, all upon the terms and conditions  set forth herein.  As used in this Section 5, the term “Shares” refers to the purchased Shares, all securities received  in replacement of or in connection w ith the Shares pursuant to stock dividends  or splits, all securities received in replacement of the Shares in a recapitalizatio n,  merger, reorganization,  exchange or the like, and all new , substituted or additional  securities or other properties to w hich Purchaser is entitled by reason of Purchaser’s ownership of the Shares.

(iii) Underwriting  Requirements.   In connection w ith any registration statement subject to Section 5(d) involving  an underw ritten offering of shares of th e Company’s capital stock, the Company shall not be required to include any of the Purchaser’s Registrable Securities in such underw riting unless the Purchaser accepts the terms of the underw riting as agreed upon betw een the Company and its underw riters, and then only in such quantity as the Company in its sole discretion determines  w ill not jeopardize  the success of the offering by the Company.  If the total number of Securities to be included  in such offering (the “Requested Sec urities”) exceeds the number of securities to be sold (other than by the Company) that the Company in its reasonable discretion determine is compatible w ith the success of the offering, then the Company shall be required to include in the offering only that number of such Requested Securities, w hich the Company in its sole discretion determines  w ill not jeopardize  the success of the offering.  If the Company determines  that less than all of the Requested Securities requested to be registered can be included in such offering, then the securities to be registered that are included in such offering shall be allocated among the holders of the Securities (the “Holder”)  in proportion (as nearly as practicable to) the number of Requested Securities ow ned by the Holder. To facilitate the allocation  of shares in accordance w ith the above provisions, the Company or the underw riters may round the number of shares allocated  to any Holder  to the nearest 10 shares. Notw ithstanding the foregoing, in no event shall the number of Requested Securities  included in the offering be reduced below thirty percent (30%) of the total number of securities included in such offering, unless such offering is the initial  public  offering of the Company, in w hich case the Holders  may be excluded further if the Company makes the determination  described above and no other shareholder’s securities are included in such offering.  For purposes of the provision in this Section 5(e) concerning apportionment,  for any Holder  that is a partnership, limited  liability company, or corporation, the partners, members, retired partners, retired members, stockholders, and affiliates  of such Holder,  or the estates and immediate  family members of any such partners, retired partners, members, and retired members and any trusts for the ben efit of any of the foregoing persons, shall be deemed to be a single “Holder,” and any pro rata reduction w ith respect to such “Holder”  shall be based upon the aggregate number of Requested Securities owned by all persons included in such “Holder,”  as defined in this sentence.

(iv) Abandonment or Delay of Registration.   Notw ithstanding  any other provision of this Section 5, the Company may at any time abandon or delay any registration commenced by the Company.  In the event of such an abandonment by the Company,  the Company shall not be required to continue registration of the Registrable  Securities requested by the Purchaser for inclusion,  the Purchaser shall retain the right to request inclusion of the Registrable  Securities as set forth above and the w ithdraw n registration shall not be deemed to be a registration request for the purposes of this Section 5.

(v) Expenses.  The Holders  shall be responsible for all underw riting discounts and selling  commissions w ith respect to the Purchaser’s Registrable  Securities being sold.  The Company w ill pay all other expenses incurred by it associated w ith each registration, including,  w ithout limitation,  all filing  and printing fees, the Company’s counsel and accounting fees and expenses, costs associated w ith clearing the Purchaser’s Registrable  Securities for sale under applicable  Securities Law s, and listing fees.

(vi) Qualification  in States.  Prior to any public offering of Registrable Securities, the Company w ill use commercially  reasonable efforts to register or qualify or cooperate w ith the Purchaser and applicable  counsel to the holders of securities being registered in connection w ith the registration or qualification  of the Registrable  Securities  for offer and sale under the securities or blue sky law s of such jurisdictions  requested by the Purchaser as shall be reasonably appropriate in the opinion of the Company and do any and all other commercially reasonable acts or things necessary or advisable  to enable the distribution  in such jurisdictions  of the Registrable  Securities covered by the registration statement; provided,  how ever, that the Company shall not be required in connection therew ith or as a condition thereto to (i) qualify to do business in any jurisdiction  w here it w ould not otherw ise be required to qualify but for this Section 5(h), (ii) subject itself to general taxation in any jurisdiction  w here it w ould not otherw ise be so subject but for this Section 5(h), or (iii) file a general consent to service of process in any such jurisdiction;  and provided further that (notw ithstanding anything in this Agreement to the contrary w ith respect to the bearing of expenses) if any jurisdiction  in w hich any of such Registrable  Securities shall be qualified  shall require that expenses incurred in connection w ith the qualification  therein of any such Registrable  Securities be borne by the selling  holders of securities to be registered, then the such selling  holders shall, to the extent required by such jurisdiction,  pay their pro rata share of such qualification  expenses.

(vii) Effectiveness.  Subject to the terms and conditions of this Agreement,  the Company shall use reasonable best efforts to have the registration statement filed pursuant to this Section 9 declared effective.  The Company shall notify the Purchaser by facsimile  or e- mail as promptly as practicable after the registration statement is declared effective and shall simultaneously  provide the Purchaser w ith copies of any related prospectus to be used in connection w ith the sale or other disposition  of the Registrable  Securities covered thereby.

(viii) Allow ed  Delay.  The Company may delay the disclosure of material non- public information  concerning the Company by suspending the use of any prospectus included in any registration statement contemplated hereunder required to contain such information,  the disclosure of w hich at the time is not, in the good faith opinion of the Company, in the best interests of the Company (an “Allow ed  Delay”); provided, that the Company shall promptly (a) notify the Purchaser in w riting of the existence of (but in no event, without obtaining an agreement from the Purchaser agreeing to keep the information confidential, shall the Company disclose to such Purchaser any of the facts or circumstances regarding) material non-public  information giving rise to an Allow ed  Delay, (b) advise the Purchaser in writing to cease all sales under the registration statement until the end of the Allowed  Delay and (c) use commercially  reasonable efforts to terminate an Allow ed  Delay as promptly as practicable.

6. Restric tive Legends and Stop-Transfer Orders.

(a) Legends. The certificate or certificates representing the Shares shall bear the follow ing  legends (as w ell as any legends required by applicable  state corporate law and the Securities Law s), as appropriate and in the discretion of the Company:

(i) THE SHARES  REPRESENTED  BY THIS CERTIFICATE HAVE  NOT BEEN  REGISTERED  UNDER  THE SECURITIES ACT OF 1933, AS AMENDED,  AND HAVE  BEEN ACQUIRED  FOR INVESTMENT  AND NOT WITH A VIEW TO, OR IN CONNECTION  WITH, THE SALE OR DISTRIBUTION  THEREOF.   NO SUCH SALE OR DISTRIBUTION  MAY BE EFFECTED  WITHOUT  AN EFFECTIVE  REGISTRATION  STATEMENT  RELATED THERETO  OR AN OPINION OF COUNSEL  (OR OTHER EVIDENCE)  IN A FORM SATISFACTORY  TO THE COMPANY  THAT SUCH REGISTRATION  IS NOT REQUIRED  UNDER  THE SECURITIES  ACT OF 1933, AS AMENDED.

(ii) “THESE  SECURITIES  ARE BEING  OFFERED TO INVESTORS  WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION  S UNDER  THE SECURITIES  ACT OF 1933, AS AMENDED  (“THE SECURITIES  ACT”)) AND WITHOUT REGISTRATION  WITH THE UNITED STATES SECURITIES AND EXCHANG E  COMMISSION  UNDER  THE SECURITIES ACT.”

(iii) HEDGING  TRANSACTIONS  INVOLVING  THE SECURITIES REPRESENTED  HEREBY  MAY NOT BE CONDUCTED, DIRECTLY  OR INDIRECTLY,  UNLESS  IN COMPLIANCE WITH THE SECURITIES  ACT OF 1933, AS AMENDED.   THE SECURITIES  MAY NOT BE OFFERED,  SOLD OR TRANSFERRED  TO A U.S. PERSON, OR FOR THE ACCOUNT  OR BENEFIT  OF A U.S. PERSON,  OR INTO THE UNITED STATES EXCEPT  PURSUANT  TO A REGISTRATION  STATEMENT,  OR A VALID  EXEMPTION FROM REGISTRATION  BASED  ON AN OPINION OF COUNSEL  APPROVED  BY THE ISSUER.

(iv) Any legend required to be placed thereon by any appropriate securities commissioner.

(b) Stop-Transfer Notices.  Purchaser agrees that, to ensure compliance w ith the restrictions referred to herein,  the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its ow n securities, it may make appropriate notations to the same effect in its ow n records.

(c) Refusal to Transfer.  The Company shall not be required (i) to transfer on its books any Shares if such transfer is in violation  of any applicable  Securities  Law s, or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends  to any purchaser or other transferee to whom such Shares shall have been so transferred.

(d) Removal of Restrictive Legend. Each Purchaser agrees that the removal of the restrictive legend from certificates representing Shares as set forth in this Section is predicated upon the Company’s reliance that the Purchaser w ill sell any Shares pursuant to either the registration requirements  of the Securities Act, including  any applicable  prospectus delivery requirements, or an exemption therefrom.

7.           Conditions to Closing.

(a) Conditions to the Company’s Obligation to Sell.  The obligation  of the Company hereunder to issue and sell the Shares to the Purchaser is subject to the satisfaction, at or before the applicable  Closing Date of each of the follow ing conditions,  provided that these conditions are for the Company’s sole benefit and may be w aived by the Company at any time in its sole discretion:

(i) The Purchaser shall have complied w ith Sec tion 2(a);

(ii) The representations  and w arranties of the Purchaser shall be true and correct in all material respects; and

(iii) No litigation,  statute, rule, regulation,  executive order, decree, ruling or injunction  shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction  or any self -regulatory organization  having authority over the matters contemplated hereby w hich prohibits  the consummation of any of the transactions contemplated by this Agreement.

(b) Conditions   to Each  Purchaser ’ s  Obligation   to Purchase  .  The obligation  of the Purchaser hereunder to purchase the Shares is subject to the satisfaction, at or before the applicable  Closing Date of each of the follow ing conditions,  provided that these conditions  are for the Purchaser’s sole benefit and may be w aived by the Purchaser at any time in his/her/its sole discretion:

(i) The Company shall have complied w ith Sec tion 2(c );

(ii) The representations  and w arranties of the Company shall be true and correct as of the applicable  Closing Date, and the Company shall have performed, satisfied and complied w ith the covenants, agreements and conditions required by this Agreement  to be performed, satisfied or complied w ith by the Company at or prior to the applicable  Closing Date. The Purchaser shall have received a certificate or certificates, executed by the chief executive officer of the Company, dated as of the applicable  Closing  Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Purchaser including,  but not limited  to certificates w ith respect to the Company’s charter, by-law s and Board of Directors’ resolutions relating to the transactions contemplated hereby;

(iii) No litigation,  statute, rule, regulation,  executive order, decree, ruling or injunction  shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of c ompetent jurisdiction  or any self-regulatory organization  having authority over the matters contemplated hereby w hich prohibits  the consummation of any of the transactions contemplated by this Agreement; and

(iv) No event shall have occurred w hich w ould reasonably be expected to have a Material  Adverse Effect.

8. Miscellaneous.

(a) Governing Law.  This Agreement and all acts and transactions pursuant hereto and the rights and obligations  of the parties hereto shall be governed, construed and interpreted in accordance w ith the law s of the State of New York, w ithout giving effect to principles  of conflicts of law , and any applicable  U.S. federal law s.

(b) Consent to Jurisdiction and Venue.  Any suit, legal action or similar proceeding arising out of or in connection w ith this agreement shall be brought exclusively  in the courts sitting in New York City or in the courts of the United  States for the Southern District of New York sitting in New York City.  The Purchaser consents, for itself and in respect of its property, to the exclusive jurisdiction  of such courts and hereby irrevocably w aives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally  subject to the jurisdiction  of any such court, that such suit, action or proceeding is brou ght in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Nothing contained herein shall be deemed to limit  in any w ay any right to serve process in any manner permitted by law .

(c) Waiver of Jury Trial.  To the fullest extent permitted by applicable  law , each party hereby know ingly, intentionally  and voluntarily  expressly w aives any right to trial by jury of any claim, demand, action or cause of action arising out of or in connection w ith this Agreement,  the Transaction Documents, or the transactions related thereto, in each case w hether now existing or hereafter arising.

(d) Entire Agreement; Enforc ement of Rights .  This Agreement and the Transaction Documents, together w ith the exhibits  and schedules attached thereto, set forth the entire agreement and understanding of the parties relating to the subject matter herein and supersedes any and all prior agreements or discussions betw een them, including  any term sheet, letter of intent or other document executed by the parties prior to the date hereof relating  to such subject matter.  No modification  of or amendment to this Agreement,  nor any w aiver of any rights under this Agreement,  shall be effective unless in w riting signed by the parties to this Agreement;  provided, how ever, that the Purchaser acknow ledges and agrees that the Company may, in its sole discretion acting by prior w ritten consent on behalf of Purchaser, w aive any covenant of the Company described in Section 5.  The failure by either party to enforce any rights under this Agreement shall not be construed as a w aiver of any rights of such party.

(e) Severability.   If one or more provisions  of this Agreement ar e held to be unenforceable under applicable  law , the parties agree to renegotiate  such provision in good faith. If the parties cannot reach a mutually  agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement,  (ii) the balance of the Agreement shall be interpreted as if such provision w ere so excluded and (iii) the balance of the Agreement shall be enforceable in accordance w ith its terms.

(f) Construction.  This Agreement  is the result of negotiations  betw een and has been review ed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement  shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

(g) Notices.  Any notice required or permitted by this Agreement shall be in w riting and shall be deemed sufficient w hen delivered  personally  or sent by fax or 48 hours after being deposited in the U.S. mail, as certified or register ed mail, w ith postage prepaid,  and addressed to the party to be notified  at such party’s address or fax number or as subsequently modified by w ritten notice.

(h) Counterparts.  This Agreement  may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of w hich w hen so executed shall be deemed to be an original  and all of w hich taken together shall constitute one and the same instrument.  In the event that any signature is delivered  by facsimile transmission or by an e-mail w hich contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding  obligation  of the party executing (or on w hose behalf such signature is executed) w ith the same force and effect as if such signature page w ere an original thereof.  Any party delivering  an executed counterpart of this Agreement  by facsimile or other electronic method of transmission also shall deliver  an original executed counterpart of this Agreement,  but the failure to deliver  an original executed counterpart shall not affect the validity,  enforceability,  and binding  effect of this Agreement.   This Agreement shall become effective upon the execution of a counterpart thereof by each of the parties.

(i) Successors and As signs.  The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns.  The covenants and obligations  of the Company hereunder, including  w ithout limitation  the registration obligations  described in Sec tion 5, shall inure to the benefit of, and be enforceable by the Purchaser against the Company, its successors and assigns, including  any entity into which the Company is merged.  The rights and obligations  of Purchaser under this Agreement  may only be assigned w ith the prior w ritten consent of the Company.

(j) Third Party Beneficiary.   This Agreement  is intended for the benefit of the undersigned parties and their respective permitted successors and assigns, and the Company,  and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

(k) Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, c ertificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement  and the consummation of the transactions contemplated hereby.

(l) Expenses.  Each party shall pay all costs and expenses that it incurs w ith respect to the negotiation,  execution, delivery  and performance of the Agreement.

(m) Survival.  The representations,  warranties, covenants and agreements made herein shall survive the closing of the transaction contem plated hereby.  All statements as to factual matters contained in any certificate or other instrument delivered  by or on behalf of the Company pursuant hereto in connection w ith the transactions contemplated hereby shall be deemed to be representations  and w arranties by the Company hereunder solely as of the date of such certificate or instrument.  The representations, w arranties, covenants and obligations  of the Company, and the rights and remedies  that may be exercised by the Purchaser, shall not be limited  or otherw ise affected by or as a result of any information furnished to, or any investigation  made by or know ledge of, any of the Purchaser or any of their representatives. Each Purchaser shall be responsible only for its ow n representations, w arranties, agreements and covenants hereunder.

(n) Attorneys’  Fees  .  In the event that any suit or action is instituted  under or in relation to this Agreement,  including  w ithout limitation  to enforce any provision in this Agreement,  the prevailing  party in such dispute shall be entitled  to recover from the losing  party all fees, costs and expenses of enforcing any right of such prevailing  party under or w ith respect to this Agreement,  including  w ithout limitation,  such reasonable fees and expenses of attorneys and accountants, w hich shall include, w ithout limitation,  all fees, costs and expenses of appeals.

(o) Remedies.  All remedies  afforded to any party by law or contract, shall be cumulative and not alternative  and are in addition  to all other rights and remedies a part y may have, including  any right to equitable  relief and any right to sue for damages as a result of a breach of this Agreement.  Without limiting  the foregoing,  no exercise of a remedy shall be deemed an election  excluding any other remedy.

(p) Publicity.   Each party will consult w ith the other before issuing, and provide each other the opportunity to review , comment upon and concur with and use reasonable efforts to agree on, any press release or other public statement w ith respect to the transactions contemplated by this Agreement,  and shall not issue any such press release or make such other public  announcement prior to such consultation,  except as either party may determine is required under Applicable  Laws.

[Remainder of Page Intentionally Lef t Blank ]

IN WITNESS WHEREOF,  the Purchaser has executed this Agreement as of                                   ,  2014.

PURCHAS ER (if individual) :	PURCHAS ER (if entity):

Signature	Name of Entity

By:
Name (type or print)
Name:

Its:

Signature of Co-Signer (if any)

AGREED  AND ACCEPTED  as of                                   ,  2014.

CELLULA R  BIOMEDICINE  GROUP,  INC.

By:
Wei (William) Cao
Chief Executive Officer

[Signature Page to Subscription Agreement]